EXHIBIT 10.58

SECOND AMENDMENT TO REVOLVING LOAN AGREEMENT
This SECOND AMENDMENT TO REVOLVING LOAN AGREEMENT, dated as of November 19, 2014 (this “Amendment”), is entered into by KB HOME, a Delaware corporation (the “Borrower”), the Guarantor Subsidiaries party hereto, the Banks and the Issuing Banks party hereto, and CITIBANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”). Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Loan Agreement (as defined below).
RECITALS
A.WHEREAS, the Borrower, the Banks, the Issuing Banks and the Administrative Agent entered into that certain Revolving Loan Agreement, dated as of March 12, 2013, as amended by that certain First Amendment to Revolving Loan Agreement, dated as of November 19, 2013 (as so amended, and as further amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”).
B.WHEREAS, each of the Guarantor Subsidiaries is party to the Subsidiary Guaranty, pursuant to which the Guarantor Subsidiaries have guaranteed the Obligations.
C.WHEREAS, the Borrower, the Banks and the Issuing Banks party hereto and the Administrative Agent desire to amend the Loan Agreement on the terms and conditions set forth herein.
D.WHEREAS, each of the Guarantor Subsidiaries expects to realize substantial direct and indirect benefits as a result of this Amendment becoming effective and the consummation of the transactions contemplated hereby and desires to reaffirm its obligations under the Subsidiary Guaranty.
NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:
SECTION 1. Amendments to Loan Agreement. The Borrower, the Banks and the Issuing Banks party hereto and the Administrative Agent each agree that on the Amendment Effective Date (as defined below):
i.Section 1.1 of the Loan Agreement shall be amended by inserting the following defined terms in appropriate alphabetical order therein:
“ “Second Amendment” means the Second Amendment to Revolving Loan Agreement, dated as of November 19, 2014, among the Borrower, the Guarantor Subsidiaries party thereto, the Banks and the Issuing Banks party thereto, and Administrative Agent.”
“ “Second Amendment Effective Date” means the “Amendment Effective Date” as defined in the Second Amendment.”
ii.Section 1.1 of the Loan Agreement shall be amended by amending and restating the following defined term:

LA\3843523.3

“ “Overadvance Amount” means $400,000,000; provided, that Borrower may elect for the Overadvance Amount to be reduced to $300,000,000 at any time by notice to the Administrative Agent.”
iii.Clause (b) of Section 6.11 of the Loan Agreement shall be amended by amending and restating such clause as follows:
“(b)    the Consolidated Interest Coverage Ratio to be, at the end of any Fiscal Quarter, less than:

For each Fiscal Quarter ending after the Closing Date through and including the first Fiscal Quarter of 2014	1.10
For the second Fiscal Quarter of 2014	1.20
For the third Fiscal Quarter of 2014 and each Fiscal Quarter thereafter	1.40”

iv.Section 3.10 of the Loan Agreement shall be amended by inserting as a new clause (g) in appropriate alphabetical order therein the following:
“(g)    For purposes of determining withholding Taxes imposed under FATCA, from and after the Second Amendment Effective Date, the Borrower and the Administrative Agent shall treat (and the Banks hereby authorize the Administrative Agent to treat) the Loans as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).”
SECTION 1.    Representations and Warranties. To induce the other parties hereto to enter into this Amendment, each Loan Party represents and warrants to the Banks and the Administrative Agent that, as of the date hereof:
i.the representations and warranties contained in Article IV of the Loan Agreement (other than the representations and warranties contained in Sections 4.4(a), 4.18 and 4.19 of the Loan Agreement) shall be true and correct in all material respects on and as of the date hereof as though made on and as of the date hereof (except that the financial statements referred to in Section 4.5 of the Loan Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b) of Section 7.1 of the Loan Agreement and the Borrowing Base Certificate referred to in Section 4.7(b) of the Loan Agreement shall be deemed to refer to the most recent Borrowing Base Certificate delivered pursuant to Section 2.8 of the Loan Agreement); it being understood and agreed that any representation or warranty that is qualified as to materiality or “Material Adverse Effect” shall be true and correct in all respects;
ii.(i) the execution, delivery, and performance by the Borrower and by each Guarantor Subsidiary of this Amendment have been duly authorized by all necessary corporate or partnership action, and do not: (A) require any consent or approval not heretofore obtained of any stockholder, partner, security holder, or creditor of such Loan Party; (B) violate or conflict with any provision of such Loan Party’s charter, certificate or articles of incorporation, bylaws, certificate or articles of organization, operating agreement, partnership agreement or other organizational or governing documents of such Loan Party; (C) result in or require the creation or imposition of any Lien (except to the extent that any Lien is created under the Loan Documents) or Right of Others upon or with respect to any Property now owned or leased or hereafter acquired by such Loan Party; (D) constitute a “transfer of an interest” or an “obligation incurred” that is avoidable by a trustee under Section 548 of the Bankruptcy Code of 1978, as amended, or constitute a “fraudulent transfer” or “fraudulent obligation” within the meaning of the Uniform Fraudulent Transfer Act as enacted in any jurisdiction or any analogous Law; (E) violate any Requirement of Law applicable to such Loan Party; or (F) result in a breach of or constitute a default under, or cause or permit the acceleration of any obligation owed under, any indenture or loan or credit agreement or any other Contractual Obligation to which such Loan Party or any of its Property is bound or affected with respect to any obligation or obligations aggregating $25,000,000 or more; and (ii) neither the Borrower nor any Guarantor Subsidiary is in violation of, or default under, any Requirement of Law or Contractual Obligation, or any indenture, loan or credit agreement described in the foregoing clause (i)(F) in any respect that would constitute a Material Adverse Effect;
iii.except such as have heretofore been obtained, no authorization, consent, approval, order, license or permit from, or filing, registration, or qualification with, or exemption from any of the foregoing from, any Governmental Agency is or will be required to authorize or permit the execution, delivery and performance by the Borrower or any Guarantor Subsidiary of this Amendment; and
iv.no Default or Event of Default has occurred and is continuing.
SECTION 2.    Amendment Effectiveness. The effectiveness of this Amendment shall be subject to the following conditions precedent (the date on which such conditions have been satisfied (or waived) is referred to herein as the “Amendment Effective Date”):
i.the Administrative Agent shall have received from (i) the Borrower and each Guarantor Subsidiary and (ii) each Bank and each Issuing Bank, a duly executed and delivered counterpart of this Amendment signed on behalf of each such party;
ii.the representations and warranties of the Borrower and the Guarantor Subsidiaries set forth in Section 2 hereof shall be true and correct on and as of the Amendment Effective Date, and no Default or Event of Default shall have occurred and be continuing; and
iii.the Administrative Agent shall have received all amounts due and payable to the Administrative Agent on or prior to the Amendment Effective Date pursuant to the Loan Documents, including, reimbursement of the reasonable actual out-of-pocket expenses (including the fees and expenses of not more than one firm of outside legal counsel retained to represent the Administrative Agent) required to be reimbursed or paid hereunder or under any other Loan Document.
SECTION 3.    Costs and Expenses. The Borrower shall pay on demand the reasonable actual out-of-pocket costs and expenses of the Administrative Agent (including the fees and expenses of not more than one firm of outside legal counsel retained to represent the Administrative Agent) incurred in connection with the preparation, execution and delivery of this Amendment.

SECTION 4.    Reaffirmation. Each of the Guarantor Subsidiaries acknowledges that its consent to this Amendment is not required, but each of the Guarantor Subsidiaries nevertheless does hereby agree and consent to this Amendment. Each of the Guarantor Subsidiaries agrees and acknowledges that (i) notwithstanding the effectiveness of this Amendment, the guarantee of the Obligations by such Guarantor Subsidiary shall remain in full force and effect without modification thereto and (ii) nothing herein shall in any way limit any of the terms or provisions of such guarantee or any other Loan Document executed by such Guarantor Subsidiary, all of which are hereby ratified, confirmed and affirmed in all respects. Each of the Guarantor Subsidiaries hereby agrees and acknowledges that no other agreement, instrument, consent or document shall be required to give effect to this Section 5. Each of the Guarantor Subsidiaries hereby further acknowledges that Borrower, the Administrative Agents and any Bank may from time to time enter into any further amendments, modifications, terminations and/or waivers of any provisions of the Loan Documents without notice to or consent from such Guarantor Subsidiary and without affecting the validity or enforceability of such Guarantor Subsidiary’s guarantee of the Obligations or giving rise to any reduction, limitation, impairment, discharge or termination of such guarantee.
SECTION 5.    Effect of Amendment. On and after the Amendment Effective Date, each reference to the Loan Agreement in any Loan Document shall be deemed to be a reference to the Loan Agreement as amended by this Amendment. Except as expressly provided in this Amendment, nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Loan Agreement or any other Loan Document in similar or different circumstances. On and after the Amendment Effective Date, this Amendment shall constitute a “Loan Document” for all purposes of the Loan Agreement and the other Loan Documents. On and after the Amendment Effective Date, as used in the Loan Agreement, the terms “Agreement,” “this Agreement,” “herein,” “hereinafter,” “hereto,” “hereof,” “hereunder” and words of similar import shall, unless the context otherwise requires, mean the Loan Agreement as amended by this Amendment.
SECTION 6.    Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other customary means of electronic transmission (e.g., “pdf”) shall be as effective as delivery of a manually executed counterpart hereof.
SECTION 7.    Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
SECTION 8.    Submission to Jurisdiction; Waiver of Venue; Service of Process. Subsections (b), (c) and (d) of Section 11.18 of the Loan Agreement are hereby incorporated by reference herein, mutatis mutandis, and shall have the same force and effect as if originally set forth herein.
SECTION 9.    WAIVER OF RIGHT TO TRIAL BY JURY. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT

OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.
SECTION 10.    Headings. Article and section headings in this Amendment are included for convenience of reference only and are not part of this Amendment for any other purpose.
[Remainder of page intentionally left blank; signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the date and year first above written.
KB HOME,
as the Borrower
By:    /S/ Jeff J. Kaminski

Name:	Jeff J. Kaminski

Title:	Executive Vice President and Chief Financial Officer
KB HOME COASTAL INC.,
as a Guarantor Subsidiary
By:    /S/ Thad Johnson

Name:	Thad Johnson

Title:	Vice President and Treasurer
KB HOME GREATER LOS ANGELES INC.,
as a Guarantor Subsidiary
By:    /S/ Thad Johnson

Name:	Thad Johnson

Title:	Vice President and Treasurer
KB HOME SACRAMENTO INC.,
as a Guarantor Subsidiary
By:    /S/ Thad Johnson

Name:	Thad Johnson

Title:	Vice President and Treasurer
KB HOME SOUTH BAY INC.,
as a Guarantor Subsidiary
By:    /S/ Thad Johnson

Name:	Thad Johnson

Title:	Vice President and Treasurer

[Signature Page to Second Amendment to Revolving Loan Agreement]

KB HOME LAS VEGAS INC.,
as a Guarantor Subsidiary
By:    /S/ Thad Johnson

Name:	Thad Johnson

Title:	Vice President and Treasurer
KB HOME NEVADA INC.,
as a Guarantor Subsidiary
By:    /S/ Thad Johnson

Name:	Thad Johnson

Title:	Vice President and Treasurer
KB HOME RENO INC.,
as a Guarantor Subsidiary
By:    /S/ Thad Johnson

Name:	Thad Johnson

Title:	Vice President and Treasurer
KB HOME LONE STAR INC.,
as a Guarantor Subsidiary
By:    /S/ Thad Johnson

Name:	Thad Johnson

Title:	Vice President and Treasurer
KBSA, INC.,
as a Guarantor Subsidiary
By:    /S/ Thad Johnson

Name:	Thad Johnson

Title:	Vice President and Treasurer
KB HOME PHOENIX INC.,
as a Guarantor Subsidiary
By:    /S/ Thad Johnson

Name:	Thad Johnson

Title:	Vice President and Treasurer

[Signature Page to Second Amendment to Revolving Loan Agreement]

KB HOME TUCSON INC.,
as a Guarantor Subsidiary
By:    /S/ Thad Johnson

Name:	Thad Johnson

Title:	Vice President and Treasurer
KB HOME DELMARVA LLC,
as a Guarantor Subsidiary
By:    /S/ William R. Hollinger

Name:	William R. Hollinger

Title:	Vice President, Chief Financial
Officer and Assistant Secretary
KB HOME FLORIDA LLC,
as a Guarantor Subsidiary
By:    /S/ William R. Hollinger

Name:	William R. Hollinger

Title:	Vice President and Assistant Secretary
KB HOME FORT MYERS LLC,
as a Guarantor Subsidiary
By:     KB HOME FLORIDA LLC,
    its sole member
By:    /S/ William R. Hollinger

Name:	William R. Hollinger

Title:	Vice President and Assistant Secretary
KB HOME MARYLAND LLC,
as a Guarantor Subsidiary
By:     KB HOME DELMARVA LLC,
    its sole member
By:    /S/ William R. Hollinger

Name:	William R. Hollinger

Title:	Vice President, Chief Financial Officer and Assistant Secretary

[Signature Page to Second Amendment to Revolving Loan Agreement]

KB HOME ORLANDO LLC,
as a Guarantor Subsidiary
By:     KB HOME FLORIDA LLC,
    its sole member
By:    /S/ William R. Hollinger

Name:	William R. Hollinger

Title:	Vice President and Assistant Secretary
KB HOME TAMPA LLC,
as a Guarantor Subsidiary
By:     KB HOME FLORIDA LLC,
    its sole member
By:    /S/ William R. Hollinger

Name:	William R. Hollinger

Title:	Vice President and Assistant Secretary
KB HOME TREASURE COAST LLC,
as a Guarantor Subsidiary
By:     KB HOME FLORIDA LLC,
    its sole member
By:    /S/ William R. Hollinger

Name:	William R. Hollinger

Title:	Vice President and Assistant Secretary
KB HOME VIRGINIA INC.,
as a Guarantor Subsidiary
By:    /S/ Thad Johnson

Name:	Thad Johnson

Title:	Vice President and Treasurer
KB HOME COLORADO INC.,
as a Guarantor Subsidiary
By:    /S/ Thad Johnson

Name:	Thad Johnson

Title:	Vice President and Treasurer

[Signature Page to Second Amendment to Revolving Loan Agreement]

KB HOME JACKSONVILLE LLC,
as a Guarantor Subsidiary
By:     KB HOME FLORIDA LLC,
    its sole member
By:    /S/ William R. Hollinger

Name:	William R. Hollinger

Title:	Vice President and Assistant Secretary

[Signature Page to Second Amendment to Revolving Loan Agreement]

CITIBANK, N.A.,
as the Administrative Agent, a Bank and an Issuing Bank
By:    /S/ John Rowland

Name:	John Rowland

Title:	Vice President

[Signature Page to Second Amendment to Revolving Loan Agreement]

BANK OF AMERICA, N.A.,
as a Bank and an Issuing Bank
By:    /S/ Ann E. Kenzie

Name:	Ann E. Kenzie

Title:	Senior Vice President

[Signature Page to Second Amendment to Revolving Loan Agreement]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
as a Bank and an Issuing Bank
By:    /S/ Bill O’Daly

Name:	Bill O’Daly

Title:	Authorized Signatory
By:    /S/ D. Andrew Maletta

Name:	D. Andrew Maletta

Title:	Authorized Signatory

[Signature Page to Second Amendment to Revolving Loan Agreement]

DEUTSCHE BANK TRUST COMPANY AMERICAS,
as a Bank and an Issuing Bank
By:    /S/ Lisa Wong

Name:	Lisa Wong

Title:	Vice President
By:    /S/ Michael Shannon

Name:	Michael Shannon

Title:	Vice President

[Signature Page to Second Amendment to Revolving Loan Agreement]